UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
July 21, 2008
Date of Report (Date of earliest event reported)
FOUNDRY NETWORKS, INC
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-26689 (Commission File No.)	77-0431154 (I.R.S. employer identification number)
4980 Great America Parkway
Santa Clara, CA 95054
(Address of principal executive offices, including zip code)
(408) 207-1700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreement
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 2.1
EXHIBIT 2.2
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4

Item 1.01 Entry into Material Definitive Agreement.
     Foundry Networks, Inc. (the “Company” or “Foundry”), a Delaware corporation, has entered into an Agreement and Plan of Merger, dated as of July 21, 2008 (the “Merger Agreement”), by and among Brocade Communications Systems, Inc., a Delaware corporation (“Brocade”), Falcon Acquisition Sub, Inc. and the Company, pursuant to which Falcon Acquisition Sub, Inc. will merge with and into the Company, and the Company will become a wholly owned subsidiary of Brocade (the “Merger”).
     This summary of the principal terms of the Merger Agreement and the copy of the Merger Agreement filed as an exhibit to this Form 8-K are intended to provide information regarding the terms of the Merger Agreement and are not intended to modify or supplement any factual disclosures about the Company in its public reports filed with the Securities and Exchange Commission. In particular, the Merger Agreement and related summary are not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.
     Pursuant to the terms of the Merger Agreement, each share of common stock, par value $0.0001 per share, of the Company (“Foundry Common Stock”) (other than shares owned by Foundry or Brocade) will be converted into the right to receive $18.50 in cash plus 0.0907 shares of Brocade common stock, par value $0.001 per share (“Brocade Common Stock”). Options to purchase Foundry Common Stock and restricted stock units of Foundry will be converted into the rights described in the Merger Agreement. Brocade has announced that it anticipates financing the Merger through a combination of cash on hand (at both companies) and approximately $1.5 billion of committed debt financing from Bank of America and Morgan Stanley Senior Funding, Inc., subject to customary terms and conditions.
     Consummation of the Merger is subject to customary conditions, including (i) adoption of the Merger Agreement by holders of a majority of the Foundry Common Stock outstanding, (ii) absence of any law or order prohibiting the consummation of the Merger, and (iii) expiration or termination of the Hart-Scott-Rodino waiting period and certain other regulatory approvals. The parties have agreed to use their reasonable best efforts to obtain all necessary regulatory approvals, subject to certain limitations. In addition, each party’s obligation to consummate the Merger is subject to certain other conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, subject to specified materiality thresholds and (ii) compliance of the other party with its covenants, subject to specified materiality thresholds. The Merger Agreement contains termination rights for each of Foundry and Brocade in certain circumstances, some of which would require Foundry or Brocade to pay the other a termination fee and/or expenses.
     The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
     The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, and are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement. The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Foundry, Brocade, Falcon Acquisition Sub, Inc., or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Foundry’s or Brocade’s respective public disclosures.

     At the same time that the Merger Agreement was entered into, Bobby R. Johnson, Jr., Chief Executive Officer of the Company, entered into a Voting Agreement (the “Voting Agreement”) with Brocade. The Voting Agreement provides that Mr. Johnson will vote his Foundry Common Stock in favor of the adoption of the Merger Agreement and against any alternative transaction. The Voting Agreement will terminate upon the earlier of (1) the termination of the Merger Agreement in accordance with its terms, (2) the mutual agreement of the parties or (3) upon an amendment of the Merger Agreement in certain ways adversely effecting the consideration to be paid to the stockholders of the Company. The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is filed as Exhibit 2.2 hereto and is incorporated herein by reference.
Item 8.01 Other Events.
     On July 23, 2008, the Company posted the following informational materials on its intranet for use and review by the Company’s employees: (1) a Sales Messaging overview (the “Sales Messaging Document”); (2) a Frequently Asked Questions document describing the Merger to the Company’s employees (the “Employee FAQ”); (3) a Frequently Asked Questions document (the “Customer FAQ”); and (4) a Sales Presentation (the “Sales Presentation”). The Sales Messaging Document, Employee FAQ, Customer FAQ, and Sales Presentation are attached hereto as Exhibits 99.1, 99.2, 99.3, and 99.4 respectively.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished with this report on Form 8-K:

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of July 21, 2008, by and among Brocade Communications Systems, Inc., Falcon Acquisition Sub, Inc. and Foundry Networks, Inc.

2.2	Voting Agreement, dated as of July 21, 2008, by and among Brocade Communications Systems, Inc. and Bobby R. Johnson, Jr.

99.1	Sales Messaging Document

99.2	Employee FAQ

99.3	Customer FAQ

99.4	Sales Presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOUNDRY NETWORKS, INC (Registrant)
Date: July 23, 2008	By:	/s/ Cliff Moore
Cliff Moore
Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger, dated as of July 21, 2008, by and among Brocade Communications Systems, Inc., Falcon Acquisition Sub, Inc. and Foundry Networks, Inc.

2.2	Voting Agreement, dated as of July 21, 2008, by and among Brocade Communications Systems, Inc. and Bobby R. Johnson, Jr.

99.1	Sales Messaging Document

99.2	Employee FAQ

99.3	Customer FAQ

99.4	Sales Presentation

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